UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason ClearBridge

Mid Cap Core Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Mid Cap Core Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Mid Cap Core Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason ClearBridge Mid Cap Core Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sale then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it

IV	Legg Mason ClearBridge Mid Cap Core Fund

Investment commentary (cont’d)

would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Equity market review

Stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during five of the first six months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. All told, the Index returned 16.52% over the twelve months ended October 31, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the twelve months ended October 31, 2010, with the Russell Midcap Indexv gaining 27.71%. In contrast, the small-cap Russell 2000vi and the large-cap Russell 1000vii Indices rose 26.58% and 17.67%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 20.31% and 16.40%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equities of medium-sized companies. The Fund may invest up to 20% of its assets in equity securities of companies other than medium-capitalization companies. The Fund may also invest up to 25% if its assets in securities of foreign issuers. The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to cull prospective investments. We then establish market-implied growth and return expectations based on current trading price and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the course of the reporting period, the equity market in general experienced a high degree of volatility, but ended with double-digit gains for most of the major domestic stock indices. Soon after the start of the period in November of 2009, the market underwent a short but sharp decline in January and February, which was followed by a broad rally that reached new multi-year highs for several key stock market indices in April. However, the highs of April were soon followed by a steep correction that produced new lows for the year in July. The lows were tested, but not breached, in August. September saw a transition to a rising market trend that managed to set new highs for the year in October despite disappointing economic data and mixed corporate earnings reports.

Q. How did we respond to these changing market conditions?

A. Our investment process incorporates a philosophy and process designed to minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies with what we believe to be attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions. Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage.

For risk management purposes, the Fund held options, which had a negligible impact on performance during the reporting period.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason ClearBridge Mid Cap Core Fund, excluding sales charges, returned 22.27%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Indexi, returned 27.64% over the same time frame. The Lipper Mid-Cap Core Funds Category Average1 returned 23.82% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 400 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Fund overview (cont’d)

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason ClearBridge Mid Cap Core Fund:
Class 1[1]	3.01%	22.44%
Class A	2.96%	22.27%
Class B	3.29%	22.05%
Class C	2.91%	21.80%
Class R	2.80%	22.10%
Class I	3.10%	22.64%
Class IS	3.19%	22.86%
S&P MidCap 400 Index	1.48%	27.64%
Lipper Mid-Cap Core Funds Category Average[2]	0.56%	23.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended October 31, 2010 for Class A, Class B and Class C shares would have been 2.85%, 2.39% and 2.50%, respectively; the returns for the twelve months ended October 31, 2010 for Class A, Class B and Class C shares would have been 22.15%, 20.99% and 21.31%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C, Class R, Class I and Class IS shares were 1.22%, 1.35%, 2.37%, 2.13%, 1.79%, 1.09% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. In absolute terms, the Fund had positive performance in all nine sectors in which it was invested for the period (out of ten equity market sectors in total), with the greatest contributions to return coming from the Consumer Discretionary, Information Technology (“IT”) and Materials sectors. Relative to the benchmark, leading contributors to performance included stock selection in the Materials, Consumer Discretionary and Consumer Staples sectors, as well as an underweight in the Consumer Discretionary sector and an overweight in the IT sector.

In terms of individual Fund holdings, leading contributors to performance included Allegheny Technologies Inc., AnnTaylor Stores Corp. (which was sold during the period), MICROS Systems Inc., Rockwood Holdings Inc. and Tractor Supply Co.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, both overall stock selection and sector allocation detracted from performance for the period. In particular, stock selection in the Financials, Industrials, Energy, Utilities and IT sectors negatively impacted relative performance. As for sector allocation, only the Fund’s cash position had a meaningful, negative effect on relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance included positions in Petrohawk Energy Corp., Palm Inc., XenoPort Inc., People’s United Financial Inc. and Corrections Corporation of America.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 408 funds for the six-month period and among the 400 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	3

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions bought and sold over the course of the period. The largest transactions were the additions of holdings in Jarden Corp., Crown Holdings Inc., Ross Stores Inc., XL Group PLC and Oceaneering International Inc., and the sales of the Fund’s existing positions in Baker Hughes Inc., VeriSign Inc., Fidelity National Information Services Inc., Hibbett Sports Inc. and Allied World Assurance Holdings Ltd.

Thank you for your investment in Legg Mason ClearBridge Mid Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Advisors, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Advisors, LLC

November 16, 2010

RISKS: Mid-cap stocks may be more volatile than larger-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Jarden Corp. (2.4%), Crown Holdings Inc. (2.4%), Ross Stores Inc. (2.3%), Check Point Software Technologies Ltd. (2.1%), Mednax Inc. (2.1%), AmerisourceBergen Corp. (2.0%), Parker Hannifin Corp. (1.9%), XL Group PLC (1.9%), Arch Capital Group Ltd. (1.9%) and Autodesk Inc. (1.89%). Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Information Technology (19.1%), Financials (18.7%), Industrials (13.2%), Consumer Discretionary (12.2%) and Health Care (12.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

4	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.01%	$1,000.00	$1,030.10	1.22%	$6.24	Class 1	5.00%	$1,000.00	$1,019.06	1.22%	$6.21
Class A4	2.96	1,000.00	1,029.60	1.49	7.62	Class A	5.00	1,000.00	1,017.69	1.49	7.58
Class B4	3.29	1,000.00	1,032.90	2.37	12.14	Class B	5.00	1,000.00	1,013.26	2.37	12.03
Class C4	2.91	1,000.00	1,029.10	2.20	11.25	Class C	5.00	1,000.00	1,014.12	2.20	11.17
Class R	2.80	1,000.00	1,028.00	1.60	8.18	Class R	5.00	1,000.00	1,017.14	1.60	8.13
Class I	3.10	1,000.00	1,031.00	0.99	5.07	Class I	5.00	1,000.00	1,020.21	0.99	5.04
Class IS	3.19	1,000.00	1,031.90	0.82	4.20	Class IS	5.00	1,000.00	1,021.07	0.82	4.18

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 2.85%, 2.39% and 2.50% for Class A, B and C shares, respectively.

6	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A‡	Class B‡	Class C‡	Class R	Class I	Class IS
Twelve Months Ended 10/31/10	22.44%	22.27%	22.05%	21.80%	22.10%	22.64%	22.86%
Five Years Ended 10/31/10	4.62	4.39	3.62	3.68	N/A	4.83	N/A
Ten Years Ended 10/31/10	2.60	2.44	1.80	1.72	N/A	2.84	N/A
Inception* through 10/31/10	2.00	8.71	8.17	7.93	6.88	7.67	2.96

With sales charges[2]	Class 1	Class A‡	Class B‡	Class C‡	Class R	Class I	Class IS
Twelve Months Ended 10/31/10	22.44%	15.26%	17.05%	20.80%	22.10%	22.64%	22.86%
Five Years Ended 10/31/10	2.78	3.16	3.46	3.68	N/A	4.83	N/A
Ten Years Ended 10/31/10	1.69	1.84	1.80	1.72	N/A	2.84	N/A
Inception* through 10/31/10	1.11	8.18	8.17	7.93	6.88	7.67	2.96

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/00 through 10/31/10)	29.21%
Class A (10/31/00 through 10/31/10)	27.30
Class B (10/31/00 through 10/31/10)	19.54
Class C (10/31/00 through 10/31/10)	18.55
Class R (Inception date of 9/30/08 through 10/31/10)	14.88
Class I (10/31/00 through 10/31/10)	32.37
Class IS (Inception date of 8/4/08 through 10/31/10)	6.76

Historical performance

Value of $10,000 invested in

Class 1, A, B and C Shares of Legg Mason ClearBridge Mid Cap Core Fund vs S&P MidCap 400 Index† — October 2000 - October 2010

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	7

Historical performance (cont’d)

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Mid Cap Core Fund vs S&P MidCap 400 Index† — October 2000 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

†	Hypothetical illustration of $10,000 invested in Class 1, A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Mid Cap Core Fund on October 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% and 8.50% at the time of investment for Class A and 1 shares, respectively, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1, A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

8	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Schedule of investments

October 31, 2010

Legg Mason ClearBridge Mid Cap Core Fund

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 12.2%
Hotels, Restaurants & Leisure — 1.5%
Bally Technologies Inc.	290,000	$10,463,200	*
Household Durables — 3.9%
Jarden Corp.	540,000	17,312,400
Mohawk Industries Inc.	185,000	10,607,900	*
Total Household Durables		27,920,300
Specialty Retail — 6.8%
Children’s Place Retail Stores Inc.	260,000	11,455,600	*
J. Crew Group Inc.	315,000	10,076,850	*
Ross Stores Inc.	280,000	16,517,200
Tractor Supply Co.	260,000	10,296,000
Total Specialty Retail		48,345,650
Total Consumer Discretionary		86,729,150
Consumer Staples — 2.6%
Food & Staples Retailing — 2.6%
Casey’s General Stores Inc.	155,000	6,426,300
Pantry Inc.	615,000	11,961,750	*
Total Consumer Staples		18,388,050
Energy — 7.9%
Energy Equipment & Services — 5.0%
Bristow Group Inc.	275,000	10,664,500	*
ION Geophysical Corp.	736,000	3,599,040	*
Noble Corp.	250,000	8,632,500
Oceaneering International Inc.	200,000	12,374,000	*
Total Energy Equipment & Services		35,270,040
Oil, Gas & Consumable Fuels — 2.9%
Peabody Energy Corp.	220,000	11,638,000
Petrohawk Energy Corp.	540,000	9,185,400	*
Total Oil, Gas & Consumable Fuels		20,823,400
Total Energy		56,093,440
Financials — 18.7%
Capital Markets — 4.7%
Invesco Ltd.	550,000	12,650,000
Och-Ziff Capital Management Group	675,000	9,969,750
TD Ameritrade Holding Corp.	613,000	10,476,170	*
Total Capital Markets		33,095,920
Commercial Banks — 3.0%
Comerica Inc.	300,000	10,734,000
Signature Bank	250,000	10,560,000	*
Total Commercial Banks		21,294,000
Consumer Finance — 1.5%
Discover Financial Services	600,000	10,590,000
Insurance — 5.4%
Arch Capital Group Ltd.	153,000	13,217,670	*
PartnerRe Ltd.	150,000	11,898,000
XL Group PLC	627,000	13,261,050
Total Insurance		38,376,720

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	9

Legg Mason ClearBridge Mid Cap Core Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities Inc.	151,000	$11,095,480
Health Care REIT Inc.	102,000	5,212,200
Total Real Estate Investment Trusts (REITs)		16,307,680
Thrifts & Mortgage Finance — 1.8%
Northwest Bancshares Inc.	285,000	3,231,900
People’s United Financial Inc.	800,000	9,848,000
Total Thrifts & Mortgage Finance		13,079,900
Total Financials		132,744,220
Health Care — 12.1%
Biotechnology — 4.2%
Onyx Pharmaceuticals Inc.	450,000	12,073,500	*
Regeneron Pharmaceuticals Inc.	286,280	7,466,183	*
Vanda Pharmaceuticals Inc.	500,000	3,655,000	*
Vertex Pharmaceuticals Inc.	165,000	6,324,450	*
Total Biotechnology		29,519,133
Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	432,000	14,178,240
Magellan Health Services Inc.	246,000	11,808,000	*
Mednax Inc.	249,000	14,743,290	*
Total Health Care Providers & Services		40,729,530
Pharmaceuticals — 2.2%
Elan Corp. PLC, ADR	640,000	3,488,000	*
Shire Ltd., ADR	175,000	12,267,500
Total Pharmaceuticals		15,755,500
Total Health Care		86,004,163
Industrials — 13.2%
Aerospace & Defense — 2.9%
Alliant Techsystems Inc.	150,000	11,436,000	*
L-3 Communications Holdings Inc.	128,000	9,240,320
Total Aerospace & Defense		20,676,320
Construction & Engineering — 4.0%
Aecom Technology Corp.	380,000	10,066,200	*
Quanta Services Inc.	515,000	10,124,900	*
Shaw Group Inc.	270,000	8,251,200	*
Total Construction & Engineering		28,442,300
Electrical Equipment — 1.0%
EnerSys	270,000	7,117,200	*
Industrial Conglomerates — 0.8%
McDermott International Inc.	380,000	5,863,400	*
Machinery — 4.5%
Bucyrus International Inc., Class A Shares	140,000	9,542,400
Parker Hannifin Corp.	176,000	13,472,800
Valmont Industries Inc.	109,000	8,594,650
Total Machinery		31,609,850
Total Industrials		93,709,070

See Notes to Financial Statements.

10	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason ClearBridge Mid Cap Core Fund

Security	Shares	Value
Information Technology — 19.1%
Computers & Peripherals — 1.7%
Western Digital Corp.	375,000	$12,007,500	*
Internet Software & Services — 0.6%
Monster Worldwide Inc.	250,000	4,515,000	*
IT Services — 1.5%
Global Payments Inc.	275,000	10,714,000
Semiconductors & Semiconductor Equipment — 6.7%
Cymer Inc.	300,000	11,085,000	*
Lam Research Corp.	175,000	8,013,250	*
Microchip Technology Inc.	313,000	10,072,340
Varian Semiconductor Equipment Associates Inc.	205,000	6,697,350	*
Xilinx Inc.	420,000	11,260,200
Total Semiconductors & Semiconductor Equipment		47,128,140
Software — 8.6%
Amdocs Ltd.	360,000	11,044,800	*
Autodesk Inc.	360,000	13,024,800	*
Blackboard Inc.	257,000	10,727,180	*
Check Point Software Technologies Ltd.	350,000	14,962,500	*
MICROS Systems Inc.	250,000	11,347,500	*
Total Software		61,106,780
Total Information Technology		135,471,420
Materials — 8.7%
Chemicals — 3.2%
Celanese Corp., Series A Shares	326,000	11,621,900
Rockwood Holdings Inc.	325,000	11,024,000	*
Total Chemicals		22,645,900
Containers & Packaging — 2.4%
Crown Holdings Inc.	530,000	17,060,700	*
Metals & Mining — 3.1%
Agnico-Eagle Mines Ltd.	150,000	11,638,500
Allegheny Technologies Inc.	190,000	10,011,100
Total Metals & Mining		21,649,600
Total Materials		61,356,200
Utilities — 3.3%
Electric Utilities — 1.0%
Great Plains Energy Inc.	355,000	6,755,650
Independent Power Producers & Energy Traders — 1.3%
NRG Energy Inc.	460,000	9,158,600	*
Multi-Utilities — 1.0%
Sempra Energy	138,000	7,380,240
Total Utilities		23,294,490
Total Investments before Short-Term Investments (Cost — $576,152,607)		693,790,203

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	11

Legg Mason ClearBridge Mid Cap Core Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Interest in $50,000,000 joint tri-party repurchase agreement dated 10/29/10 with Deutsche Bank Securities Inc.; Proceeds at maturity — $17,522,307; (Fully collateralized by various U.S. government agency obligations, 0.000% to 3.500% due 11/1/10 to 8/17/20; Market value — $17,872,502) (Cost — $17,522,000)	0.210%	11/1/10	$17,522,000	$17,522,000
Total Investments — 100.3% (Cost — $593,674,607#)				711,312,203
Liabilities in Excess of Other Assets — (0.3)%				(2,036,129)
Total Net Assets — 100.0%				$709,276,074

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $597,706,580.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $593,674,607)	$711,312,203
Cash	345
Receivable for securities sold	5,702,881
Receivable for Fund shares sold	899,714
Dividends and interest receivable	161,532
Prepaid expenses	62,062
Total Assets	718,138,737

Liabilities:
Payable for securities purchased	6,395,956
Payable for Fund shares repurchased	1,323,679
Investment management fee payable	444,046
Distribution fees payable	254,472
Trustees’ fees payable	28,200
Accrued expenses	416,310
Total Liabilities	8,862,663
Total Net Assets	$709,276,074

Net Assets:
Par value (Note 7)	$374
Paid-in capital in excess of par value	645,757,312
Accumulated net investment loss	(37,937)
Accumulated net realized loss on investments, written options and foreign currency transactions	(54,081,271)
Net unrealized appreciation on investments	117,637,596
Total Net Assets	$709,276,074

Shares Outstanding:
Class 1	214,091
Class A	20,240,749
Class B	3,980,541
Class C	7,631,655
Class R	266,884
Class I	402,960
Class IS	4,648,252

Net Asset Value:
Class 1 (and redemption price)	$19.86
Class A (and redemption price)	$19.49
Class B*	$17.27
Class C*	$17.32
Class R (and redemption price)	$19.45
Class I (and redemption price)	$20.64
Class IS (and redemption price)	$20.69
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.68

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	13

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$7,636,335
Interest	33,093
Less: Foreign taxes withheld	(5,481)
Total Investment Income	7,663,947

Expenses:
Investment management fee (Note 2)	5,497,020
Distribution fees (Notes 2 and 5)	3,163,713
Transfer agent fees (Note 5)	2,381,787
Registration fees	115,394
Shareholder reports	86,441
Legal fees	85,375
Trustees’ fees	65,325
Audit and tax	36,400
Custody fees	21,424
Insurance	16,559
Miscellaneous expenses	9,070
Total Expenses	11,478,508
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,034)
Net Expenses	11,472,474
Net Investment Loss	(3,808,527)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	34,846,573
Written options	242,217
Foreign currency transactions	(3,972)
Net Realized Gain	35,084,818
Change in Net Unrealized Appreciation (Depreciation) from Investments	111,496,003
Net Gain on Investments, Written Options and Foreign Currency Transactions	146,580,821
Proceeds from Settlement of a Regulatory Matter (Note 9)	1,682,791
Increase in Net Assets from Operations	$144,455,085

See Notes to Financial Statements.

14	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended November 30, 2008	2010	2009†	2008

Operations:
Net investment loss	$(3,808,527)	$(777,639)	$(3,587,796)
Net realized gain (loss)	35,084,818	(76,315,794)	(14,841,986)
Change in net unrealized appreciation (depreciation)	111,496,003	232,438,165	(342,135,587)
Proceeds from settlement of a regulatory matter (Note 9)	1,682,791	—	—
Increase (Decrease) in Net Assets From Operations	144,455,085	155,344,732	(360,565,369)

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	—	—	(105,100,060)
Decrease in Net Assets from Distributions to Shareholders	—	—	(105,100,060)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	160,486,224	220,352,590	322,003,447
Reinvestment of distributions	—	—	101,370,605
Cost of shares repurchased	(379,893,400)	(156,435,941)	(365,030,056)
Increase (Decrease) in Net Assets From Fund Share Transactions	(219,407,176)	63,916,649	58,343,996
Increase (Decrease) in Net Assets	(74,952,091)	219,261,381	(407,321,433)

Net Assets:
Beginning of year	784,228,165	564,966,784	972,288,217
End of year*	$709,276,074	$784,228,165	$564,966,784
* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(37,937)	$(76,462)	$717,472

†	For the period December 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$16.22	$12.73	$22.84	$24.21	$21.13	$21.73

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.05	0.03	0.08	0.07	0.04
Net realized and unrealized gain (loss)	3.66	3.44	(7.79)	1.67	3.01	2.28
Total income (loss) from operations	3.64	3.49	(7.76)	1.75	3.08	2.32

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)
Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$19.86	$16.22	$12.73	$22.84	$24.21	$21.13
Total return[4]	22.44%	27.42%	(37.88)%	8.06%	14.58%	11.37%

Net assets, end of year (000s)	$4,251	$3,950	$3,533	$7,103	$7,215	$6,434

Ratios to average net assets:
Gross expenses	1.22%	1.22%[5]	1.04%	1.01%[6]	1.04%	1.10%
Net expenses[7]	1.17 [8,9]	1.09 [5,8,9]	1.02 [8,9]	0.99 [6,8,9]	1.03 [8]	1.10
Net investment income (loss)	(0.13)	0.35 [5]	0.14	0.32	0.31	0.18

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.01 % and 0.98%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$15.94	$12.54	$22.59	$24.02	$21.02	$21.65

Income (loss) from operations:
Net investment income (loss)	(0.06)	0.01	(0.02)	0.02	0.02	0.01
Net realized and unrealized gain (loss)	3.59	3.39	(7.68)	1.67	2.98	2.28
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—	—
Total income (loss) from operations	3.55	3.40	(7.70)	1.69	3.00	2.29

Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)
Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$19.49	$15.94	$12.54	$22.59	$24.02	$21.02
Total return[4]	22.27%[5]	27.11%	(38.05)%	7.84%	14.27%	11.27%

Net assets, end of year (000s)	$394,443	$477,162	$274,412	$475,146	$434,911	$389,863

Ratios to average net assets:
Gross expenses	1.42%	1.34%[6]	1.28%	1.21%[7]	1.25%	1.22%
Net expenses[8]	1.42	1.34 [6]	1.28	1.21 [7]	1.25 [9]	1.22
Net investment income (loss)	(0.37)	0.08 [6]	(0.11)	0.10	0.09	0.06

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 22.15% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been the same.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$14.15	$11.23	$20.64	$22.38	$19.73	$20.65

Income (loss) from operations:
Net investment loss	(0.20)	(0.10)	(0.17)	(0.16)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	3.17	3.02	(6.89)	1.54	2.79	2.15
Proceeds from settlement of a regulatory matter	0.15	—	—	—	—	—
Total income (loss) from operations	3.12	2.92	(7.06)	1.38	2.65	2.00

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)
Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$17.27	$14.15	$11.23	$20.64	$22.38	$19.73
Total return[4]	22.05%[5]	26.00%	(38.60)%	6.91%	13.43%	10.38%

Net assets, end of year (000s)	$68,751	$82,424	$92,613	$224,464	$302,522	$359,471

Ratios to average net assets:
Gross expenses	2.33%	2.36%[6]	2.16%	2.08%[7]	2.03%	1.98%
Net expenses[8]	2.33	2.36 [6]	2.16	2.08 [7]	2.03 [9]	1.98
Net investment loss	(1.28)	(0.91) [6]	(1.00)	(0.77)	(0.69)	(0.71)

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 20.99% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.07%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$14.22	$11.27	$20.68	$22.39	$19.73	$20.65

Income (loss) from operations:
Net investment loss	(0.17)	(0.08)	(0.15)	(0.13)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	3.20	3.03	(6.91)	1.54	2.79	2.15
Proceeds from settlement of a regulatory matter	0.07	—	—	—	—	—
Total income (loss) from operations	3.10	2.95	(7.06)	1.41	2.66	2.00

Less distributions from:
Net realized gains	—	—	(2.35)	(3.12)	—	(2.92)
Total distributions	—	—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$17.32	$14.22	$11.27	$20.68	$22.39	$19.73
Total return[4]	21.80%[5]	26.18%	(38.52)%	7.06%	13.48%	10.38%

Net assets, end of year (000s)	$132,148	$132,500	$126,007	$263,816	$290,235	$302,409

Ratios to average net assets:
Gross expenses	2.14%	2.11%[6]	2.05%	1.94%[7]	1.98%	2.00%
Net expenses[8]	2.14	2.11 [6]	2.05	1.94 [7]	1.96 [9]	2.00
Net investment loss	(1.09)	(0.67) [6]	(0.88)	(0.64)	(0.62)	(0.73)

Portfolio turnover rate	54%	44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 21.31% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been the same.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2010	2009[2]	2008[3]

Net asset value, beginning of year	$15.93	$12.54	$16.93

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.01)	0.01
Net realized and unrealized gain (loss)	3.62	3.40	(4.40)
Total income (loss) from operations	3.52	3.39	(4.39)

Net asset value, end of year	$19.45	$15.93	$12.54
Total return[4]	22.10%	27.03%	(25.93)%

Net assets, end of year (000s)	$5,190	$742	$74

Ratios to average net assets:
Gross expenses	1.64%	1.40%[5]	1.50%[5]
Net expenses[6]	1.52 [7,8]	1.40 [5,7]	1.50 [5]
Net investment income (loss)	(0.56)	(0.05) [5]	0.23 [5]

Portfolio turnover rate	54%	44%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the period September 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares will not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010		2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$16.83		$13.18	$23.53	$24.80	$21.60	$22.16

Income (loss) from operations:
Net investment income	(0.00)	[4]	0.07	0.07	0.12	0.13	0.01
Net realized and unrealized gain (loss)	3.81		3.58	(8.07)	1.73	3.07	2.35
Total income (loss) from operations	3.81		3.65	(8.00)	1.85	3.20	2.36

Less distributions from:
Net realized gains	—		—	(2.35)	(3.12)	—	(2.92)
Total distributions	—		—	(2.35)	(3.12)	—	(2.92)

Net asset value, end of year	$20.64		$16.83	$13.18	$23.53	$24.80	$21.60
Total return[5]	22.64%		27.69%	(37.77)%	8.30%	14.81%	11.34%

Net assets, end of year (000s)	$8,318		$3,975	$1,047	$1,759	$1,820	$1,575

Ratios to average net assets:
Gross expenses	0.98%		0.97%[6]	0.78%	0.79%[7]	0.80%	0.75%
Net expenses[8]	0.98	[9]	0.91 [6,9,10]	0.78	0.79 [7]	0.80 [10]	0.75
Net investment income	(0.00)	[11]	0.48 [6]	0.35	0.52	0.55	0.03

Portfolio turnover rate	54%		44%	80%	62%	69%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.01 per share

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.78%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.
[11]	Amount represents less than 0.01%.

See Notes to Financial Statements.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2010	2009[2]	2008[3]

Net asset value, beginning of year	$16.84	$13.19	$19.38

Income (loss) from operations:
Net investment income	0.04	0.08	0.04
Net realized and unrealized gain (loss)	3.81	3.57	(6.23)
Total income (loss) from operations	3.85	3.65	(6.19)

Net asset value, end of year	$20.69	$16.84	$13.19
Total return[4]	22.86%	27.67%	(31.94)%

Net assets, end of year (000s)	$96,175	$83,475	$67,281

Ratios to average net assets:
Gross expenses	0.82%	0.83%[5]	0.82%[5]
Net expenses[6]	0.82 [7]	0.83 [5,7]	0.82 [5]
Net investment income	0.21	0.60 [5]	0.69 [5]

Portfolio turnover rate	54%	44%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2008 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Mid Cap Core Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$693,790,203	—	—	$693,790,203
Short-term investments†	—	$17,522,000	—	17,522,000
Total investments	$693,790,203	$17,522,000	—	$711,312,203

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	23

the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded

24	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Notes to financial statements (cont’d)

on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$3,094,773	$161,913	$(3,256,686)
(b)	(930,512)	930,512	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of distributions from partnerships.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	25

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class R and Class I shares did not exceed 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

For the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $6,034.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their class 1 shares positions (excluding reinvestment of dividends and distributions).

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $75,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$90,000	$2,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of October 31, 2010, the Fund had accrued $1,068 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$373,175,583
Sales	545,088,238

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$145,279,977
Gross unrealized depreciation	(31,674,354)
Net unrealized appreciation	$113,605,623

During the year ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2009	—	—
Options written	910	$269,945
Options closed	(460)	(155,017)
Options exercised	(448)	(114,417)
Options expired	(2)	(511)
Written options, outstanding October 31, 2010	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

As of October 31, 2010, the Fund did not invest in any derivative instruments.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Written options	$242,217

During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$7,338

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and with respect to its Class R shares at an annual rate of 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	27

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$16,891
Class A	$1,053,622	1,501,035
Class B	761,575	399,996
Class C	1,331,659	435,070
Class R	16,857	10,919
Class I	—	9,409
Class IS	—	8,467
Total	$3,163,713	$2,381,787

For the year ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$2,225
Class R	3,809
Total	$6,034

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Period Ended October 31, 2009†	Year Ended November 30, 2008
Net Realized Gains
Class 1	—	—	$722,576
Class A	—	—	49,371,950
Class B	—	—	25,104,130
Class C	—	—	29,719,670
Class I	—	—	181,734
Total	—	—	$105,100,060

†	For the period December 1, 2008 through October 31, 2009.

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended November 30, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class 1
Shares issued on reinvestment	—	—	—	—	35,282	$722,576
Shares repurchased	(29,499)	$(539,706)	(33,900)	$(475,233)	(68,725)	(1,315,992)
Net decrease	(29,499)	$(539,706)	(33,900)	$(475,233)	(33,443)	$(593,416)

Class A
Shares sold	7,001,544	$121,774,327	13,356,098	$188,023,420	3,907,069	$71,537,190
Shares issued on reinvestment	—	—	—	—	2,365,102	47,845,982
Shares repurchased	(16,697,131)	(286,373,992)	(5,299,139)	(73,316,746)	(5,424,362)	(97,044,341)
Net increase (decrease)	(9,695,587)	$(164,599,665)	8,056,959	$114,706,674	847,809	$22,338,831

28	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended November 30, 2008
	Shares	Amount	Shares	Amount	Shares		Amount

Class B
Shares sold	387,639	$6,088,294	515,431	$6,383,798	595,681		$9,791,241
Shares issued on reinvestment	—	—	—	—	1,327,185		24,247,673
Shares repurchased	(2,233,787)	(35,079,888)	(2,934,459)	(35,253,695)	(4,552,169)		(76,207,504)
Net decrease	(1,846,148)	$(28,991,594)	(2,419,028)	$(28,869,897)	(2,629,303)		$(42,168,590)

Class C
Shares sold	861,545	$13,580,932	1,221,037	$15,077,180	1,585,644		$26,066,854
Shares issued on reinvestment	—	—	—	—	1,559,153		28,548,083
Shares repurchased	(2,545,477)	(40,097,264)	(3,085,886)	(37,616,420)	(4,719,685)		(76,901,965)
Net decrease	(1,683,932)	$(26,516,332)	(1,864,849)	$(22,539,240)	(1,574,888)		$(22,287,028)

Class R
Shares sold	263,828	$4,637,300	47,453	$769,682	5,907	‡	$100,000	‡
Shares repurchased	(43,519)	(777,422)	(6,785)	(112,395)	—		—
Net increase	220,309	$3,859,878	40,668	$657,287	5,907	‡	$100,000	‡

Class I
Shares sold	334,734	$6,276,495	175,381	$2,864,066	5,628,966		$110,864,281
Shares issued on reinvestment	—	—	—	—	297		6,291
Shares repurchased	(168,000)	(3,099,852)	(18,577)	(269,850)	(5,624,605)		(109,319,875)
Net increase	166,734	$3,176,643	156,804	$2,594,216	4,658		$1,550,697

Class IS
Shares sold	428,298	$8,128,876	518,645	$7,234,444	5,369,630	*	$103,643,881	*
Shares repurchased	(736,904)	(13,925,276)	(663,413)	(9,391,602)	(268,004)	*	(4,240,379)	*
Net increase (decrease)	(308,606)	$(5,796,400)	(144,768)	$(2,157,158)	5,101,626	*	$99,403,502	*

†	For the period December 1, 2008 through October 31, 2009.

‡	For the period September 30, 2008 (inception date) to November 30, 2008.

*	For the period August 4, 2008 (inception date) to November 30, 2008.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2010, fiscal period ended October 31, 2009, and fiscal year ended November 30, 2008, were as follows:

	October 31, 2010	October 31, 2009†	November 30, 2008

Distributions Paid From:
Ordinary Income	—	—	$16,600,000
Net Long-term Capital Gains	—	—	88,500,060
Total distributions paid	—	—	$105,100,060

†	For the period December 1, 2008 through October 31, 2009.

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carry forward*	$(50,046,502)
Other book/tax temporary differences(a)	(40,733)
Unrealized appreciation (depreciation)(b)	113,605,623
Total accumulated earnings (losses) — net	$63,518,388

*	During the taxable year ended October 31, 2010, the Fund utilized $37,953,591 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(50,046,502)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of distributions from a partnership interest.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	29

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $253, $425,480, $694,962, $561,921 and $175 for Class 1, A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

30	Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report

Notes to financial statements (cont’d)

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule

12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason ClearBridge Mid Cap Core Fund 2010 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Mid Cap Core Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from December 1, 2008 to October 31, 2009 and for the year ended November 30, 2008, and the financial highlights for the year then ended, the period from December 1, 2008 to October 31, 2009 and for each of the years or periods in the four-year period ended November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Mid Cap Core Fund as of October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

32	Legg Mason ClearBridge Mid Cap Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Mid Cap Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Mid Cap Core Fund	33

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

34	Legg Mason ClearBridge Mid Cap Core Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason ClearBridge Mid Cap Core Fund	35

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

36	Legg Mason ClearBridge Mid Cap Core Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge

Mid Cap Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Mid Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Mid Cap Core Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason ClearBridge Mid Cap Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 12/10 SR10-1243

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,445 in 2009 and $342,771 in 2010.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $285 in 2009 and $20,629 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,200 in 2009 and $23,079 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010